Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED COMMON STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED COMMON STOCK PURCHASE AGREEMENT (this “Amendment”), is entered into as of July 2, 2026, by and between Capstone Holding Corp., a Delaware corporation (the “Company”), and Tumim Stone Capital, LLC, a Delaware limited liability company (the “Investor”).

WHEREAS:

A.        The Company and Investor executed and delivered that certain Amended and Restated Common Stock Purchase Agreement, dated as of June 16, 2026 (the “Purchase Agreement”); and

B.          The Company and Investor wish to amend the Purchase Agreement in certain respects.

NOW THEREFORE, the Company and the Investor severally (and not jointly) hereby agree as follows:

1.          CAPITALIZED TERMS. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

2.            AMENDMENT.

a.    The second sentence of Section 3.1(b) of the Purchase Agreement (defining the Pre-Market VWAP Purchase Valuation Period) shall be amended by replacing “4:00:02 p.m.” in clause (i) thereof with “3:59:59 p.m.”

b.    The last sentence of Section 3.1(b) of the Purchase Agreement shall be deleted and replaced with the following sentence: “The VWAP Purchase Price for each Pre-Market VWAP Purchase shall be equal to the greater of: (i) the lowest price per share at which the Common Stock traded on the Trading Market during the applicable Pre-Market VWAP Purchase Valuation Period and, (ii) excluding the Excluded Prints, ninety percent (90%) of the VWAP of the Common Stock during the applicable Pre-Market VWAP Purchase Valuation Period, subject to the Minimum Price Threshold provisions set forth in Section 3.1(e).”

c.    The second sentence of Section 3.1(c) of the Purchase Agreement (defining the Intraday VWAP Purchase Valuation Period) shall be amended by replacing “4:00:02 p.m.” in clause (x) thereof with “3:59:59 p.m.”

d.    The last sentence of Section 3.1(c) of the Purchase Agreement shall be deleted and replaced with the following sentence: “The VWAP Purchase Price for each Intraday VWAP Purchase shall be equal to the greater of: (i) the lowest price per share at which the Common Stock traded on the Trading Market during the applicable Intraday VWAP Purchase Valuation Period and, (ii) excluding the Excluded Prints, ninety percent (90%) of the VWAP of the Common Stock during the applicable Intraday VWAP Purchase Valuation Period, subject to the Minimum Price Threshold provisions set forth in Section 3.1(e).”

e.    Annex I of the Purchase Agreement shall be amended to include “Excluded Prints” as a defined term as follows:

“Excluded Prints” means, with respect to any VWAP Purchase Date, (i) the opening or first purchase of Common Stock at or following the official open of the primary (or “regular”) trading session that is reported in the consolidated system on such VWAP Purchase Date and (ii) the last or closing sale of Common Stock at or prior to the official close of the primary (or “regular”) trading session that is reported in the consolidated system on such VWAP Purchase Date.

f.    The definition of “VWAP Purchase Price” in Annex I of the Purchase Agreement shall be deleted and replaced in full with the following:

“VWAP Purchase Price” means with respect to a VWAP Purchase made pursuant to Section 3.1, the purchase price per Share to be purchased by the Investor in such VWAP Purchase equal to the greater of: (i) the lowest price per share at which the Common Stock traded on the Trading Market during the applicable VWAP Purchase Valuation Period for such VWAP Purchase and, (ii) excluding the Excluded Prints, ninety percent (90%) of the VWAP of the Common Stock during the applicable VWAP Purchase Valuation Period for such VWAP Purchase, subject to the Minimum Price Threshold provisions set forth in Section 3.1(e) (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

3.            GOVERNING LAW; MISCELLANEOUS.

a.    Choice of Law/Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws provided for in the Purchase Agreement. Any action brought by either Party against the other concerning the transactions contemplated by the Purchase Agreement or this Amendment, or any other agreement, certificate, instrument or document contemplated hereby or thereby, shall be brought and enforced in the venue provided for the Purchase Agreement.

b.    Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

c.    Effect on Purchase Agreement. Except as expressly amended by this Amendment, all of the terms and provisions of the Purchase Agreement shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

d.    Counterparts; Signatures by Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. This Amendment, once executed by a Party, may be delivered to the other Party hereto by facsimile or e-mail transmission of a copy of this Amendment bearing the signature of the Party so delivering this Amendment.

e.    Construction; Headings. This Amendment shall be deemed to be jointly drafted by the Company and the Investor and shall not be construed against any person as the drafter hereof. The headings of this Amendment are for convenience of reference only and shall not form part of, or affect the interpretation of, this Amendment.

f.    Severability. In the event that any provision of this Amendment is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

g.    Entire Agreement; Amendments. The Purchase Agreement, this Amendment, the Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Amendment may be waived or amended other than by an instrument in writing signed by the majority in interest of the Investor.

h.    Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing as provided in the Purchase Agreement.

i.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

j.    Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

k.    No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

l.    Prospective Effectiveness. The amendments set forth in Section 2 of this Amendment shall apply solely to VWAP Purchase Notices delivered by the Company to the Investor on or after the date of this Amendment. Any VWAP Purchase Notice delivered prior to the date of this Amendment, and any VWAP Purchase for which settlement has not yet occurred as of the date of this Amendment, shall continue to be governed by the terms of the Purchase Agreement as in effect immediately prior to the effectiveness of this Amendment.

m.    Conforming Exhibits. The parties acknowledge and agree that Exhibit B (Form of VWAP Purchase Notice) and Exhibit C (Form of VWAP Purchase Confirmation) to the Purchase Agreement shall be deemed amended and conformed to reflect the pricing, calculation and Valuation Period mechanics as amended by Section 2 of this Amendment, including the revised VWAP Purchase Price formula, the 3:59:59 p.m. Valuation Period end time, and any Excluded Prints references, and the Parties shall cooperate in good faith to prepare updated forms reflecting such amendments.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Amendment to be duly executed as of the date first above written.

COMPANY: CAPSTONE HOLDING CORP.

By:	/s/ Matthew Lipman
Name: Matthew Lipman
Title: Chief Executive Officer

INVESTOR:
TUMIM STONE CAPITAL, LLC

By: 3i Management, LLC, its Manager

By:	Maier Joshua Tarlow
Name: Maier Joshua Tarlow
Title: Manager

[Signature Page to Amendment to Amended and Restated Common Stock Purchase Agreement]